UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2022

Nine Alliance Science & Technology Group.

(Exact name of registrant as specified in its charter)

Nevada	333-202052	35-2515740
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7325 Oswego Road
Liverpool, NY 13090
(Address of principal offices)

(315) 451-7515
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 9, 2022, the Board of Directors (the “Board”) of Nine Alliance Science & Technology Group (the “Company”) approved the dismissal of Zia Masood Kiani & Co (“Zia”), as the Company’s independent registered public accounting firm, effective immediately, and the engagement of TPS Thayer, CPA (“TPS”) as the Company’s new independent registered public accounting firm as of and for the year ending December 31, 2021. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Zia.

The auditor reports by Zia contained in the financial statements of the Company for the years ended December 31, 2020 and 2019, filed as part of the annual reports on Form 10-K for the years ended December 31, 2020 and 2019, did not contain an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the Company’s ability to continue as a going concern, During the fiscal years ended December 31, 2020 and 2019 and through May 9, 2022, the date of dismissal, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Zia on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Zia’s satisfaction, would have caused Boyle to make reference thereto in its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Zia with a copy of the disclosures in this Form 8-K and requested that Zia furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”), stating whether it agrees with the statements made herein and if not, stating in what respects it does not agree. A copy of Zia’s letter to the SEC, dated May 9, 2022, is filed as Exhibit 16.1 to this Form 8-K.

The Company has authorized Zia to respond fully to all inquiries of TPS.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter date May 9, 2022 from Zia Masood Kiani & Co

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2022	Nine Alliance Science & Technology Group.

By: /s/ Joseph C. Passalaqua
Joseph C. Passalaqua, President; Chief Executive Officer

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